                                                                     EXHIBIT 3.9













                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                  July 21, 1994

                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                TABLE OF CONTENTS

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ARTICLE I

MEETINGS OF STOCKHOLDERS......................................................................................68
         1.01     PLACE.......................................................................................68
         1.02     ORGANIZATIONAL MEETING; ANNUAL MEETING......................................................68
         1.03     MATTERS TO BE CONSIDERED AT ANNUAL MEETING..................................................68
         1.04     SPECIAL MEETINGS............................................................................70
         1.05     NOTICE......................................................................................70
         1.06     SCOPE OF NOTICE.............................................................................70
         1.07     QUORUM......................................................................................70
         1.08.    VOTING......................................................................................70
         1.09     PROXIES.....................................................................................71
         1.10     CONDUCT OF MEETINGS.........................................................................71
         1.11     TABULATION OF VOTES.........................................................................71
         1.12     VOTING BY BALLOT............................................................................72


ARTICLE II


DIRECTORS.....................................................................................................72
         2.01     GENERAL POWERS..............................................................................72
         2.02     OUTSIDE ACTIVITIES..........................................................................72
         2.03.    NUMBER, TENURE AND QUALIFICATION............................................................72
         2.04     NOMINATION OF DIRECTORS.....................................................................73
         2.05     ANNUAL AND REGULAR MEETINGS.................................................................74
         2.06     SPECIAL MEETINGS............................................................................75
         2.07     NOTICE......................................................................................75
         2.08     QUORUM......................................................................................75
         2.09     VOTING......................................................................................75
         2.10     CONDUCT OF MEETINGS.........................................................................75
         2.11     RESIGNATIONS................................................................................76
         2.12     REMOVAL OF DIRECTORS........................................................................76
         2.13     VACANCIES...................................................................................76
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                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                TABLE OF CONTENTS

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         2.14     INFORMAL ACTION BY DIRECTORS................................................................76
         2.15     COMPENSATION................................................................................76


ARTICLE III


COMMITTEES....................................................................................................76
         3.01     AUDIT COMMITTEE.............................................................................76
         3.02     OTHER COMMITTEES............................................................................77
         3.03     QUORUM AND VOTING...........................................................................77
         3.04     CONDUCT OF MEETINGS; REPORTS TO FULL BOARD..................................................77
         3.05     INFORMAL ACTION BY COMMITTEES...............................................................77


ARTICLE IV


OFFICERS..................................................................................................... 78
         4.01     ENUMERATION.................................................................................78
         4.02     POWERS AND DUTIES OF THE PRESIDENT..........................................................78
         4.03     VICE PRESIDENTS.............................................................................78
         4.04     CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT TREASURER..................................78
         4.05     SECRETARY AND ASSISTANT SECRETARY...........................................................78
         4.06     EXECUTION OF DEEDS, LEASES, CHECKS AND OTHER DOCUMENTS......................................79
         4.07     REMOVAL.....................................................................................79
         4.08     OUTSIDE ACTIVITIES..........................................................................79
         4.09     SALARIES....................................................................................79


ARTICLE V


SHARES OF STOCK...............................................................................................79
         5.01     NO CERTIFICATES FOR STOCK...................................................................79
         5.02     ELECTION TO ISSUE CERTIFICATES..............................................................79
         5.03     STOCK LEDGER................................................................................80
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                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                TABLE OF CONTENTS

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         5.04     RECORDING TRANSFERS OF STOCK................................................................80
         5.05     LOST CERTIFICATE............................................................................81
         5.06     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE..........................................81


ARTICLE VI


DIVIDENDS AND DISTRIBUTIONS...................................................................................82
         6.01     DECLARATION.................................................................................82
         6.02     CONTINGENCIES...............................................................................82


ARTICLE VII


INDEMNIFICATION...............................................................................................82
         7.01     INDEMNIFICATION.............................................................................82


ARTICLE VIII


NOTICES.......................................................................................................82
         8.01     NOTICES.....................................................................................83
         8.02     SECRETARY TO GIVE NOTICE....................................................................83
         8.03     WAIVER OF NOTICE............................................................................83


ARTICLE IX


MISCELLANEOUS.................................................................................................83
         9.01     BOOKS AND RECORDS...........................................................................83
         9.02     INSPECTION OF BYLAWS AND CORPORATE RECORDS..................................................84
         9.03     CONTRACTS...................................................................................84
         9.04     CHECKS, DRAFTS, ETC.........................................................................84
         9.05     LOANS.......................................................................................84
         9.06     FISCAL YEAR.................................................................................85



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                                     BYLAWS

                                       OF

                            BRADLEY REAL ESTATE, INC.

                                TABLE OF CONTENTS

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         9.07     ANNUAL REPORT...............................................................................85
         9.08     INTERIM REPORTS.............................................................................85
         9.09     OTHER REPORTS...............................................................................85
         9.10     BYLAWS SEVERABLE............................................................................85


ARTICLE X


AMENDMENT OF BYLAWS...........................................................................................85
         10.1     BY DIRECTORS................................................................................85
         10.2     BY STOCKHOLDERS.............................................................................85
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                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

         1.01 PLACE. All meetings of the holders of the issued and outstanding common stock and preferred stock of the Corporation (the "Stockholders") shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meeting.

         1.02 ORGANIZATIONAL MEETING; ANNUAL MEETING. An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held on the second Wednesday in May of each year or at such other date and time as may be fixed by the Board of Directors. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. Any and all references hereafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof.

         1.03 MATTERS TO BE CONSIDERED AT ANNUAL MEETING.

                  (a) At an annual meeting of Stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote at such annual meeting and on such proposal who complies with the procedures set forth in this
Section 1.03. For a proposal to be properly brought before an annual meeting by a Stockholder, other than a proposal of a Stockholder entitled to vote thereon and included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and such Stockholder or his representative must be present in person at the annual meeting. A Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (A) not less than 75 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders (which is the case of the annual meeting in 1995 shall be deemed to be the annual meeting of Shareholders of Bradley Real Estate Trust that was held on May 12, 1994) or special meeting in lieu thereof (the "Anniversary Date") or (B) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the Anniversary Date, not later than the close of business on (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to Stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (x) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).


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

                  (b) A Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the Stockholder proposing such business and of the beneficial owners (if any) of the stock registered in such Stockholder's name and the name and address of other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by the Stockholder and such beneficial owners (if any) on the date of such Stockholder's notice and by any other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, and (iv) any financial interest of the Stockholder or of any such beneficial owner in such proposal.

                  (c) If the Board of Directors, or a designated committee thereof, determines that any Stockholder proposal was not timely made in accordance with the terms of this Section 1.03, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this section in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to the Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 1.03 in any material respect, then such proposal shall not be presented for action at the annual meeting in question.

                  (d) Notwithstanding the procedure set forth in the preceding paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any Stockholder proposal as set forth above, the presiding Officer of the annual meeting shall determine and declare at the annual meeting whether the Stockholder proposal was made in accordance with the terms of this Section 1.03. If the presiding Officer determines that a Stockholder proposal was made in accordance with the terms of this Section 1.03, the presiding Officer shall so declare at the annual meeting. If the presiding Officer determines that a Stockholder proposal was not made in accordance with the provisions of this Section 1.03, the presiding Officer shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.




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

                  (e) This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of Officers, Directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting except in accordance with the provisions of this Section 1.03.

         1.04 SPECIAL MEETINGS. The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders. Special meetings of Stockholders shall also be called by the Secretary upon the written request of the holders of shares entitled to cast 25% or more of the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The date, time, place and record date for any special meeting, including a special meeting called at the request of Stockholders, shall be established by the Board of Directors or Officer calling the same.

         1.05 NOTICE. Not less than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given, in accordance with Article 8, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.

         1.06 SCOPE OF NOTICE. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

         1.07 QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to vote on a particular measure shall constitute a quorum with respect to that measure; but this Section shall not affect any requirement under any statute or the Articles of Incorporation of the Corporation, as amended (the "Charter"), for the vote necessary for the adoption of any measure. If, however, a quorum with respect to a particular measure is not present at any meeting of the Stockholders, the Stockholders present in person or by proxy entitled to vote on such measure shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum with respect to such measure is present and the meeting so adjourned may be reconvened without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         1.08. VOTING. A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter



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which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute (after giving effect to the provisions of Article XIII of the Charter providing for a majority vote), the Charter or these Bylaws. Unless otherwise provided by statute, the Charter or these Bylaws, each outstanding share (a "Share") of capital stock of the Corporation (the "Stock"), regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of Stockholders. Pursuant to
Section 3-702 of the Maryland General Corporation Law, any and all acquisitions of Shares of Stock are hereby exempted from the provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law, which relates to voting rights of certain control shares. Shares of its own Stock directly or indirectly owned by the Corporation shall not be voted in any meeting and shall not be counted in determining the total number of outstanding Shares entitled to vote at any given time, but Shares of its own voting Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding Shares at any given time. Notwithstanding anything else contained in these Bylaws, the rights of Excess Stock and the holders of Excess Stock shall be limited to the rights provided in the Charter, as amended from time to time. Notwithstanding the foregoing, a plurality of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to elect a Director.

         1.09 PROXIES. A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         1.10 CONDUCT OF MEETINGS. The Chairman of the Board or, in the absence of the Chairman, the President, or, in the absence of the Chairman, President and Vice Presidents, a presiding Officer elected at the meeting, shall preside over meetings of the Stockholders. The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding Officer of the meeting shall act as secretary of such meeting.

         1.11 TABULATION OF VOTES. At any annual or special meeting of Stockholders, the presiding Officer shall be authorized to appoint a teller for such meeting ("the Teller"). The Teller may, but need not, be an Officer or employee of the Corporation. The Teller shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller shall be authorized to determine the legality and sufficiency of all votes cast and proxies delivered under the Charter, Bylaws and applicable law. The presiding Officer may review all determinations made by the Teller hereunder, and in doing so the presiding Officer shall be entitled to exercise his or her sole


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judgment and discretion and he or she shall not be bound by any determinations made by the Teller.

         1.12 VOTING BY BALLOT. Voting on any question or in any election may be by voice or show of hands unless the presiding Officer shall order or any Stockholder shall demand that voting be by ballot.

                                   ARTICLE II

                                    DIRECTORS

         2.01 GENERAL POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors.

         2.02 OUTSIDE ACTIVITIES. The Board of Directors and its members are required to spend only such time managing the business and affairs of the Corporation as is necessary to carry out their duties in accordance with Section 2-405.1 of the Maryland General Corporation Law. Any interest (including any interest as defined in Section 2-419(a) of the Maryland General Corporation Law) that a Director has in any investment opportunity presented to the Corporation must be disclosed by such Director to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the interested Director's attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

         2.03. NUMBER, TENURE AND QUALIFICATION. The number of Directors of the Corporation shall be that number set forth in the Charter or such other number as may be designated from time to time by resolution of a majority of the entire Board of Directors; provided, however, that the number of Directors shall never be less than the number required by the Maryland General Corporation Law, as amended from time to time, and further provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. The Board of Directors shall be divided into three classes, the number of Directors of each class being as nearly equal as practical, with the term of office of one class expiring each year. Each Director shall serve for the term for which elected and until his or her successor is elected and qualified, unless at the end of such term the number of Directors of such class is reduced and no successor is to be elected.





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         2.04     NOMINATION OF DIRECTORS.

                  (a) Nominations of candidates for election as Directors of the Corporation at any annual meeting of Stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote for the election of Directors at such meeting who complies with the procedures set forth in this Section 2.04. Any Stockholder who seeks to make such a nomination, or his representative, must be present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 2.04 shall be eligible for election as Directors at an annual meeting of Stockholders.

                  (b) Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.04. A Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (i) not less than 75 days nor more than 150 days prior to the Anniversary Date or (ii) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the Anniversary Date, not later than the close of business on (A) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to Stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (B) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (2) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

                  (c) A Stockholder's notice of nomination shall set forth as to each person the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person for the past five years; (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such notice;
(iv) such nominee's written consent to be named in the proxy statement as a nominee and to serve as a Director if elected, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as may be deemed necessary or desirable by the Corporation's counsel, in the exercise of his or her discretion. Notice by a Stockholder shall, in addition to the above-referenced information, set forth as to the Stockholder giving the notice (A) the name and address, as they appear on the Corporation's stock transfer books, of such Stockholder and of the beneficial owners (if any) of the stock registered in such Stockholder's name; (B) the name and address of other



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Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder's notice; (C) the class and number of shares of the Corporation's capital stock which are beneficially owned by such Stockholder and such beneficial owners (if any) on the date of such Stockholder notice; and (D) the class and number of shares of the Corporation's capital stock which are beneficially owned by any other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder notice. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a Director at an annual meeting shall furnish to the Secretary of the Corporation that information which would be required to be set forth in a Stockholder's notice of nomination of such nominee.

                  (d) No person shall be elected by the Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.04. If the Board of Directors, or a designated committee thereof, determines that a nomination made by any Stockholder was not timely made in accordance with the terms of this Section, such nomination shall not be considered at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this
Section 2.04 in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed 5 days from the date such deficiency notice is given to such Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by such Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 2.04 in any material respect, such nomination shall not be considered at the annual meeting in question.

                  (e) Notwithstanding the procedures set forth in the preceding paragraph, if neither the Board of Directors nor a designated committee thereof makes a determination as to the validity of any nominations by any Stockholder as set forth above, the presiding Officer of the Stockholders meeting shall determine and declare at the Stockholders meeting whether a nomination was made in accordance with the terms of this Section 2.04. If the presiding Officer determines that a nomination was not made in accordance with the terms of this Section 2.04, and such nomination shall be disregarded, and the Board of Directors shall make all Director nominations on behalf of the Corporation.

         2.05 ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary. The Board of Directors may provide, by resolution, the




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time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

         2.06 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

         2.07 NOTICE. Notice of any special meeting to be provided herein shall be given by telephone or by written notice delivered personally, telegraphed or telecopied at least twenty-four (24) hours prior to the meeting, or by mail at least five (5) days prior to the meeting, to each Director at his or her business or residence. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specifically required by statute, the Charter or these Bylaws.

         2.08 QUORUM. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors; provided, however, that a quorum for the transaction of business with respect to any matter in which any Director (or affiliate of such Director) who is not an independent Director has any interest shall consist of a majority of the Directors that includes a majority of the independent Directors then in office. If less than a majority of the Board of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         2.09 VOTING. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws; provided, however, that no act relating to any matter in which a Director (or affiliate of such Director) who is not an independent Director has any interest shall be the act of the Board of Directors unless such act has been approved by a majority of the Board of Directors that includes a majority of the independent Directors.

         2.10 CONDUCT OF MEETINGS. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as secretary at all meetings of the Board of Directors, and in the absence of the Secretary and Assistant Secretaries, the presiding Officer of the meeting shall designate any person to act as secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference




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telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

         2.11 RESIGNATIONS. Any Director may resign from the Board of Directors or any committee thereof at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

         2.12 REMOVAL OF DIRECTORS. Consistent with the Charter, the Stockholders may, at any time, remove any Director, with cause, by the affirmative vote of a majority of all the votes entitled to be cast on the matter, and may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director.

         2.13 VACANCIES. The Stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a Director. Furthermore, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority vote of the remaining Directors, although such majority is less than a quorum. Any vacancy occurring in the Board of Directors by reason of an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of Stockholders at which the term of the class of Directors to which such Director is elected expires or until his or her successor is elected and qualified.

         2.14 INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

         2.15 COMPENSATION. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.


                                   ARTICLE III


                                   COMMITTEES

         3.01 AUDIT COMMITTEE. The Board of Directors shall, from time to time, by a majority vote of the Directors, appoint from their number an Audit Committee, consisting of one or more Directors, a majority of which are "independent Directors". For purposes of this




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

Section 3.01, "independent Directors" shall mean a person other than an officer or employee of the Corporation or of any advisor to the Corporation and other than any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Audit Committee shall recommend to the full Board of Directors the selection of an independent public accounting firm to audit the books of the Corporation, shall meet with representatives of the Corporation's independent public accounting firm at least annually, and shall review all related party relationships or transactions between the Corporation and any Director or Officer (or affiliate of a Director or Officer) of the Corporation and potential conflict of interest situations where appropriate.

         3.02 OTHER COMMITTEES. The Board of Directors may appoint such other committees of two or more Directors as the Board of Directors from time to time deems desirable and may delegate to those committees any of the powers of the Board of Directors, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411 of the Maryland General Corporation Law.

         3.03 QUORUM AND VOTING. A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee, except that no act relating to any matter in which any Director (or affiliate of such Director) has any personal interest shall be the act of any committee unless a majority of the Directors on the committee not having such personal interest vote for such act.

         3.04 CONDUCT OF MEETINGS; REPORTS TO FULL BOARD. Each committee shall designate a presiding Officer of such committee, and if not present at a particular meeting, the committee shall select a presiding Officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

         3.05 INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts.





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

                                   ARTICLE IV

                                    OFFICERS

         4.01 ENUMERATION. The Officers of the Corporation shall be a President, a Treasurer and a Secretary, and such other officers (including a Chairman of the Board, one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries) as are elected or appointed by the Board of Directors. Officers shall be elected or appointed by and shall hold office at the pleasure of the Board of Directors. When the duties do not conflict, any two or more offices may be held by the same person. The Chairman, if any, shall be elected from the Board of Directors, but no other Officer need be a Director. Election or appointment of an Officer or agent shall not of itself create contract rights between the Corporation and such Officer or agent.

         4.02 POWERS AND DUTIES OF THE PRESIDENT. Unless the Board of Directors otherwise determines, the President shall be the chief executive officer of the Corporation, shall preside at all meetings of the Stockholders and, unless there is a Chairman of the Board who is present, at all meetings of the Board of Directors, shall have general supervision of the affairs and activities of the Corporation as authorized and directed by the Board of Directors and shall have such other duties at the Board of Directors shall from time to time prescribe.

         4.03 VICE PRESIDENTS. Each Vice President appointed by the Board of Directors shall have such powers and perform such duties as are prescribed from time to time by the Board of Directors and, to the extent not inconsistent with the Charter or these Bylaws or any vote of the Board of Directors, as are delegated to him from time to time by the President.

         4.04 CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT TREASURER. Unless the Board of Directors shall have designated a Vice President or some other Officer as chief financial officer of the Corporation, the Treasurer shall be the principal financial officer of the Corporation. The chief financial officer of the Corporation shall have custody of the funds of the Corporation. The Board of Directors may designate the Treasurer or any Assistant Treasurer or other Officer as chief accounting officer of the Corporation. The Treasurer and any Assistant Treasurer shall perform such other duties as the Board of Directors may from time to time prescribe. As directed by the Board of Directors, the chief financial officer, Treasurer and any Assistant Treasurer shall furnish at the expense of the Corporation a fidelity bond approved by the Board of Directors.

         4.05 SECRETARY AND ASSISTANT SECRETARY. The Secretary shall act as the clerk of all meetings of the Board of Directors and of the Stockholders and shall record the proceedings of all such meetings in a book kept for that purpose. The Secretary shall give due notice of all such meetings and shall distribute a copy of the record of all such proceedings to each Director. He shall have custody of the seal of the Corporation and shall perform all the duties incident to the office of the Secretary and shall have such other duties as the Board of Directors shall prescribe. He shall be responsible for the verification of all proxies. In the absence or disability of the Secretary, an Assistant Secretary may perform all of the duties of





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

the Secretary and when so acting shall have all the powers of and all of the obligations of the Secretary.

         4.06 EXECUTION OF DEEDS, LEASES, CHECKS AND OTHER DOCUMENTS. Except as the Board of Directors may in any instance otherwise determine, any deed, mortgage, lease, contract or other instrument authorized by the Board of Directors may be executed, acknowledged and delivered by and on behalf of the Corporation by any one of the Chairman of the Board (if any), the President, any Vice President or the Treasurer. Except as the Directors may in any instance otherwise determine, all checks, drafts or orders for the payment of money on any account of the Corporation shall be signed by any of the aforesaid Officers, any Assistant Treasurer or any other Officer as the Corporation may designate. The Board of Directors may authorize any agent of the Corporation having custody of or general charge or management of any part of the Corporation's property to execute, acknowledge and deliver on behalf of the Corporation such instruments relating to the property of the Corporation as the Board of Directors deem appropriate.

         4.07 REMOVAL. Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

         4.08 OUTSIDE ACTIVITIES. Any interest (including any interest within the meaning of Section 2-419(a) of the Maryland General Corporation Law as if the Officer or agent were a Director of the Corporation) that an Officer or an agent has in any investment opportunity presented to the Corporation must be disclosed by such Officer or agent to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Officer or agent becomes aware of such interest or the date upon which such Officer or agent becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the attention of the interested Officer or agent after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

         4.09 SALARIES. The salaries, if any, of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary, if any, by reason of the fact that he or she is also a Director of the Corporation.


                                    ARTICLE V

                                 SHARES OF STOCK

         5.01 NO CERTIFICATES FOR STOCK. Unless the Board of Directors authorizes the issuance of certificates pursuant to Section 5.02, none of the Stock shall be represented by certificates.

         5.02 ELECTION TO ISSUE CERTIFICATES. The Board of Directors may authorize the issuance of certificates representing some or all of the Shares of any or all of the classes or




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

series of Stock. If the Board of Directors so authorizes certificates, such certificates shall be of such form, not inconsistent with the Charter, as shall be approved by the Board of Directors. All certificates, if issued, shall be signed by the Chairman of the Board, if any, the President, or a Vice President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any signature or countersignature may be either a manual or facsimile signature. All certificates, if issued, for each class of Stock shall be consecutively numbered.

         5.03 STOCK LEDGER. The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate Stock Ledger containing the names and addresses of all the Stockholders and the number of shares of each class held by each Stockholder. The Stock Ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates. Such system shall include provisions for notice to acquirers of Stock (whether upon issuance or transfer of Stock) in accordance with Sections 2-210 and 2-211 of the Maryland General Corporation Law, and Section 8-408 of the Commercial Law Article of the State of Maryland. The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the Stock Ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Corporation, the Board of Directors or Officers or their agents and representatives a duty or limit their rights to inquire as to the actual ownership of Shares.

         5.04 RECORDING TRANSFERS OF STOCK. If transferred in accordance with any restrictions on transfer contained in the Charter, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation, and the surrender of the certificate or certificates, if








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

any, representing such Shares. Upon receipt of such documents, the Corporation shall issue the statements required by Sections 2-210 and 2-211 of the Maryland General Corporation Law and Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

         5.05 LOST CERTIFICATE. The Board of Directors may direct a new certificate to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

         5.06     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

                  5.6.1 The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than sixty (60) days, and in case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

                  5.6.2 In lieu of fixing a record date, the stock transfer books may be closed by the Board of Directors in accordance with Section 2-511 of the Maryland General Corporation Law for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders.

                  5.6.3 If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (a) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted.

                  5.6.4 When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any




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

thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.


                                   ARTICLE VI

                           DIVIDENDS AND DISTRIBUTIONS

         6.01 DECLARATION. Dividends and other distributions upon the Stock may be declared by the Board of Directors as set forth in the applicable provisions of the Charter and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the Maryland General Corporation Law. Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Charter.

         6.02 CONTINGENCIES. Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                   ARTICLE VII

                                 INDEMNIFICATION

         7.01 INDEMNIFICATION. Unless the Board of Directors otherwise determines prospectively in the case of any one or more specified individuals, the Corporation shall indemnify any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise or was a Trustee or Officer of Bradley Real Estate Trust or a director or officer of any other predecessor to the Corporation (each and "Indemnitee") to the full extent permitted by Section 2-418 of the Maryland General Corporation Law. The Board of Directors may enter into indemnification agreements with Indemnitees to the extent not inconsistent with said Section 2-418, the Charter or these Bylaws.

                                  ARTICLE VIII

                                     NOTICES







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

         8.01 NOTICES. Except as provided in Section 1.05 and Section 2.07, whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt. or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if to the Corporation, at 250 Boylston Street, Boston, Massachusetts 02116 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or Officer, at the address of such person as it appears on the books of the Corporation or in default of any other address at the general post office situated in the city or country of his or her residence. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed.

         8.02 SECRETARY TO GIVE NOTICE. All Notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other officer of the Corporation designated by the President. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

         8.03 WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.01 BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors meetings and of its executive or other committees when exercising any of the powers or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.





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

         9.02 INSPECTION OF BYLAWS AND CORPORATE RECORDS. These Bylaws, the accounting books and records of the Corporation, the minutes of proceedings of the Stockholders, the Board of Directors and committees thereof, annual statements of affairs and any voting trust agreements on record shall be open to inspection upon written demand delivered to the Corporation by any Stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a Stockholder or as the holder of such voting trust certificate, in each case to the extent permitted by the Maryland General Corporation Law.

         9.03 CONTRACTS. The Board of Directors may authorize any Officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         9.04 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such Officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         9.05     LOANS.

                  9.5.1. Such Officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances, or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms, or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advances, or other forms of credit so authorized, to assign, transfer, endorse, and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable, and other commercial paper and evidences of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances, or other forms of credit so authorized, to make, execute, and deliver one or more notes, mortgages, deeds of trust, financing statements, security agreements, acceptances, or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those Officers or agents deem proper; and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances, or other forms of credit, any and all commercial paper, bills, accounts receivable, acceptances, and other instruments and evidences of debt at any time held by the Corporation, and, to that end, to endorse, transfer, and deliver the same.

                  9.5.2. From time to time the Corporation shall certify to each bank, trust company, institution, corporation, firm or person so designated, the signatures of the Officers or agents so authorized. Each bank, trust company, institution, corporation, firm or person so




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

designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those Officers or agents.

         9.06 FISCAL YEAR. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending December 31.

         9.07 ANNUAL REPORT. Not later than 120 days after the close of each fiscal year, the Board of Directors of the Corporation shall cause to be sent to the Stockholders an Annual Report in such form as may be deemed appropriate by the Board of Directors. The Annual Report shall include audited financial statements and shall be accompanied by the report thereon of an independent certified public accountant.

         9.08 INTERIM REPORTS. The Corporation may send interim reports to the Stockholders having such form and content as the Board of Directors deem proper.

         9.09 OTHER REPORTS. Any distributions to Stockholders of income or capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distribution they are accompanied by a written explanation of the relevant circumstances. The statement as to such source shall be sent to the Stockholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

         9.10 BYLAWS SEVERABLE. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.


                                    ARTICLE X

                               AMENDMENT OF BYLAWS

         10.1 BY DIRECTORS. The Board of Directors shall have the power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws.

         10.2 BY STOCKHOLDERS. The Stockholders, by affirmative vote of a majority of the shares of Common Stock of the Corporation, shall have the power, at any annual meeting (subject to the requirements of Section 1.03), or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws.




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

         The foregoing are certified as the Bylaws of the Corporation adopted by the Board of Directors as of July 21, 1994.


                                              /s/ William B. King
                                             -----------------------------------
                                             William B. King, Secretary












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